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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 18, 2004

                         Home Loan Financial Corporation
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             (Exact name of registrant as specified in its charter)


                Ohio                     0-23927             31-1578552
                ----                     -------             ----------
    (State or other jurisdiction      (Commission           (IRS Employer
          of incorporation)           File Number)      Identification No.)


                     401 Main Street, Coshocton, Ohio 43812
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (740) 622-0444
                                                           --------------


     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))
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SECTION 2 - FINANCIAL INFORMATION

Item 2.02   Results of Operations and Financial Condition.


      On October 20, 2004, Home Loan Financial Corporation issued a press release regarding its earnings for the quarter ended September 30, 2004. The press release is attached as Exhibit 99 hereto and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits.


      (a) and (b).  Not applicable.

      (c)   Exhibits.

            See Index to Exhibits.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HOME LOAN FINANCIAL CORPORATION



                                    By: /s/ Preston W. Bair
                                       ---------------------------------------
                                            Preston W. Bair
                                            Chief Financial Officer

Date:  October 21, 2004
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                                INDEX TO EXHIBITS


   Exhibit Number                        Description
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
         99                     Press Release dated October 20, 2004